                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                        The Ashton Technology Group, Inc.
             (Exact name of registrant as specified in its charter)


                 Delaware                                   1-11747                                  22-6650372
     (State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
              incorporation)


                 1835 Market Street, Suite 420, Philadelphia, PA                                      19103
                    (Address of Principal Executive Offices)                                       (Zip Code)


       Registrant's telephone number, including area code: (215) 789-3300

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     The following exhibits are provided as part of the information furnished under Item 9. of this Report.

EXHIBIT NO.        DESCRIPTION
-----------        -------------------------------------------------
99.1               Statement under oath of Chief Executive Officer of The Ashton
                   Technology Group, Inc., dated August 14, 2002.

99.2 Statement under oath of Chief Financial Officer of The Ashton Technology Group, Inc., dated August 14, 2002.

ITEM 9.  Regulation FD Disclosure.

     On August 14, 2002, The Ashton Technology Group, Inc. (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the principal financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's Report on Form 10-Q for the quarter ended June 30, 2002. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Ashton Technology Group, Inc.

Dated: August 14, 2002                         By: /s/ William W. Uchimoto
                                               -------------------------------
                                               Name:   William W. Uchimoto
                                               Title:  Executive Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -------------------------------------------------
99.1               Statement under oath of Chief Executive Officer of The Ashton
                   Technology Group, Inc., dated August 14, 2002.

99.2 Statement under oath of Chief Financial Officer of The Ashton Technology Group, Inc., dated August 14, 2002.